UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2012

El Paso Pipeline Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33825	26-0789784
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

500 Dallas Street, Suite 1000

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 1, 2012, El Paso Pipeline Partners Operating Company, L.L.C. (the “Operating Company”) and El Paso Pipeline Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce Fenner & Smith Incorporated, RBC Capital Markets, LLC, RBS Securities Inc., DNB Markets, Inc. Scotia Capital (USA) Inc., and the several underwriters named therein (collectively, the “Underwriters”), relating to the public offering (the “Offering”), pursuant to an effective registration statement, of $475 million aggregate principal amount of the Operating Company’s 4.70% Senior Notes due 2042 (the “Notes”), which are to be guaranteed (the “Guarantee”) by the Partnership.  Closing of the issuance and sale of the Notes is scheduled for November 8, 2012.

A legal opinion related to the Notes is filed herewith as Exhibit 5.1.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Notes are subject to approval of certain legal matters by counsel to the Underwriters and other customary conditions. The Operating Company and the Partnership have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the form of Underwriting Agreement, a copy of which form is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Partnership intends to use the net proceeds from the Offering to repay borrowings under the Operating Company’s revolving credit facility. Existing borrowings under the revolving credit facility have been used primarily to fund the Partnership’s acquisition of its 100% membership interest in Cheyenne Plains Investment Company, L.L.C. and the remaining 14% membership interest in Colorado Interstate Gas Company, L.L.C. and for general partnership purposes.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
1.1	Form of Underwriting Agreement — Debt Securities.
5.1	Opinion of Andrews Kurth LLP.
23.1	Consents of Andrews Kurth LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY, L.L.C., its General Partner

By:	/s/ Joseph Listengart
Joseph Listengart
Vice President General Counsel and Secretary

Date: November 7, 2012

EL PASO PIPELINE PARTNERS, L.P.

EXHIBIT INDEX

Each exhibit identified below is filed as a part of this report.

Exhibit Number	Description
1.1	Form of Underwriting Agreement — Debt Securities.
5.1	Opinion of Andrews Kurth LLP.
23.1	Consents of Andrews Kurth LLP (included in Exhibit 5.1).